UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2011

FREDERICK’S OF HOLLYWOOD GROUP INC.
(Exact Name of Registrant as Specified in Charter)

New York	1-5893	13-5651322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6255 Sunset Blvd., Hollywood, CA		90028
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (323) 466-5151

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

On September 22, 2011, Frederick’s of Hollywood Group Inc. (“Company”), and its subsidiaries, FOH Holdings, Inc. (“Holdings”), Frederick’s of Hollywood, Inc. (“Frederick’s”), Frederick’s of Hollywood Stores, Inc. (“Stores”) and Hollywood Mail Order, LLC (“Mail Order,” and together with Company, Holdings, Frederick’s and Stores, the “Borrowers”) entered into a Fifth Amendment to the Amended and Restated Financing Agreement (“Fifth Amendment”) with Wells Fargo Bank, National Association, in its capacity as agent for the Lenders (“Agent”) and Wells Fargo Capital Finance, Inc., as Lender.  The Fifth Amendment amends certain provisions of the Amended and Restated Financing Agreement, dated as of January 28, 2008, as amended on September 9, 2008, September 21, 2009, October 23, 2009 and July 30, 2010 by and among the Borrowers and Wells Fargo Retail Finance II, LLC, former Lender and Agent (as amended, the “Financing Agreement”).

The Fifth Amendment, among other things: (i) extends the maturity date of the senior revolving credit facility from January 28, 2012 to January 28, 2013; (ii) reduces the line of credit commitment from $20,000,000 to $12,500,000; (iii) increases the advance rates with respect to credit card receivables included in the borrowing base; and (iv) reduces the minimum availability reserve requirement from $2,000,000 to $1,500,000.  In addition, the applicable margin for LIBOR rate loans (currently 300 basis points) and for base rate loans (currently 175 basis points) will be maintained or reduced to between 250 and 300 basis points for LIBOR rate loans, and to between 125 and 175 basis points for base rate loans, based on borrowing base availability.

In connection with the Fifth Amendment, the Company is required to pay the Agent a one-time amendment fee of $100,000, which will become due and payable upon the earlier of an Event of Default (as defined in the Financing Agreement) or February 29, 2012.

The foregoing description of the Fifth Amendment and the Financing Agreement is qualified in its entirety by reference to the complete text of the agreements.  A copy of the Fifth Amendment is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Financing Agreement was filed as Exhibit 10.7 to a Current Report on Form 8-K filed with the SEC on February 1, 2008, and is incorporated herein by reference.

Item 2.03         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

10.1
Amended and Restated Financing Agreement, dated as of January 28, 2008, by and among the Company and certain of its subsidiaries, as Borrowers, the financial institutions from time to time party thereto and Wells Fargo Retail Finance II, LLC, as the Arranger and Agent (incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2008).

10.2*
Fifth Amendment, dated as of September 22, 2011, to Amended and Restated Financing Agreement, dated as of January 28, 2008, as amended, by and among the Company and its subsidiaries, as Borrowers, Wells Fargo Bank, National Association, as Agent, and Wells Fargo Capital Finance, Inc., as Lender.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Frederick’s of Hollywood Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2011

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Thomas Rende Chief Financial Officer (Principal Financial and Accounting Officer)